CANADA
PROVINCE OF BRITISH COLUMBIA

NUMBER

173196

CERTIFIED A TRUE COPY
THIS 26 DAY OF November, 2002

A COMMISSIONER FOR TAKING AFFIDAVITS
IN BRITISH COLUMBIA

Province of British Columbia
Ministry of Finance and Corporate Relations
REGISTRAR OF COMPANIES

COMPANY ACT

Certificate

I HEREBY CERTIFY THAT

DENAR MINES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

INTERNATIONAL SINABARB INDUSTRIES LTD.

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA,

THIS 31ST DAY OF AUGUST, 1987

ROBERTA J. LOWDON
DEPUTY REGISTRAR OF COMPANIES

CANADA
PROVINCE OF BRITISH COLUMBIA

NUMBER

173196

CERTIFIED A TRUE COPY
THIS 26 DAY OF November 2002
A COMMISSIONER FOR TAKING AFFIDAVITS IN BRITISH COLUMBIA

Province of British Columbia
Ministry of Finance and Corporate Relations
REGISTRAR OF COMPANIES

COMPANY ACT

CERTIFICATE

I HEREBY CERTIFY THAT

INTERNATIONAL SINABARB INDUSTRIES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

PRIMERO INDUSTRIES LTD.

GIVEN, UNDER MY HAND AND SEAL OF OFFICE
AT VICTORIA, BRITISH COLUMBIA
THIS 15TH DAY OF OCTOBER, 1990

DAVID W. BOYD
REGISTRAR OF COMPANIES

BRITISH COLUMBIA

CERTIFIED A TRUE COPY
THIS 26 DAY OF November 2002
[signature]
A COMMISSIONER FOR TAKING AFFIDAVITS IN BRITISH COLUMBIA

NUMBER: **173196**

CERTIFICATE OF CHANGE OF NAME

COMPANY ACT

I Hereby Certify *that*

PRIMERO INDUSTRIES LTD.

has this day changed its name to

PMI VENTURES LTD.

Issued *under my hand at Victoria, British Columbia on March 27, 2001*

[signature]

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA